Keystone Strategic Income Fund

Seeks generous income from high yield, foreign and U.S. government or agency obligations.

Dear Shareholder:

We would like to take this opportunity to report on the performance of Keystone Strategic Income Fund for the twelve-month period which ended July 31, 1995.

Performance
Class A shares returned 8.52% for the six-month period and 3.00% for the twelve-month period which both ended July 31, 1995.

   Class B shares returned 8.03% for the six-month period and 2.12% for the twelve-month period which both ended July 31, 1995.

   Class C shares returned 8.03% for the six-month period and 2.27% for the twelve-month period which both ended July 31, 1995.

   The Lehman Aggregate Bond Index--a broad index of US corporate, government and mortgage securities--returned 9.04% for the six-month period and 10.11% for the twelve-month period.

   Your Fund's returns reflect a significantly improved environment for bonds, especially since the beginning of 1995. Investors benefited from better performance as US interest rates fell and bond prices rose in the first half of 1995. This was a reversal from the rising rate environment that characterized most of 1994. Slowing economic growth and evidence of moderate inflation so far this year have contributed to the favorable performance of your Fund's holdings of high yield, foreign and US government securities.

   Strategic Income Fund was designed to seek a premium yield and consistent performance by allocating investments across a broad range of fixed-income securities. We based this concept on our analysis which shows that a blended portfolio of high yield, foreign and US government obligations can provide more consistent returns than investing in a single bond category.

   We manage the Fund according to changes in the economic and business cycles. As a result, we have made several adjustments to the portfolio in an attempt to capitalize on the changing environment. We continued to upgrade the Fund's high yield bond holdings with BB-rated bonds, in anticipation of a peak in economic growth. BB-rated bonds are characteristically more liquid and provide better price stability than lower-rated high yield bonds when economic growth slows. We think this approach helped the Fund as growth slowed during the first half of 1995.

   With growth slowing, we believed that US government bonds would offer attractive returns with better price stability than foreign bonds. By the end of March, we had reduced the Fund's foreign holdings and increased the US government portion of the Fund to 25% of portfolio assets. US government bonds--which are primarily influenced by changes in interest rates--rallied strongly during this period, providing generous returns to the portfolio.

   Later, as evidence of slower growth was factored into bond prices in the US, we began to redeploy a portion of the Fund's US government holdings into European government bonds. We made this change for several reasons. We were seeking to increase the Fund's currency and regional diversification. We also sought to de-link the foreign portion of the Fund from ties to the US dollar and US interest rates. Further, we believed that the attractive yields and weak economic outlook in selected European markets would be favorable. We had just begun this gradual change towards the end of the twelve-month period. Yet, we think it fits in well with the Fund's long-term strategy to increase portfolio diversification and to provide consistent Fund returns to shareholders.
                           -continued on next page-

   For most of the fiscal year, the Fund's foreign bond holdings were principally invested in US dollar-denominated Latin American debt. This has been one of the most attractive areas for fixed-income investors in the world. However, it has also been one of the most volatile. We have been investing in this rapidly growing region over several years for generous yields and attractive values. However, higher US interest rates and the financial crisis in Mexico in December 1994 shocked bond holders, causing a broad decline in many Latin American bond markets. While your Fund did not hold any Mexican debt during the twelve-month period, these events adversely affected nearly every investor in Latin American securities. However, these emerging markets have rebounded strongly since March, and your Fund's holdings in Latin America have benefited from this strong rally.

   Going forward, we expect Latin American debt to remain a significant, but smaller percentage of your Fund's portfolio. While we continue to believe in the attractiveness of these securities, we think a smaller position in Latin American debt should help reduce the potential for price fluctuations and contribute to more consistent performance.

Our Outlook
The "soft landing" we expected for the US economy has arrived. We believe it should give way to moderate, sustainable growth in the second half of 1995. This should provide an environment of improved stability for bond investors, with most of the returns coming from income rather than price appreciation. Going forward, we continue to remain confident in your Fund's diversified strategy of seeking attractive income with reduced price fluctuations.

   With this report we are pleased to introduce Richard Cryan, as the portfolio manager of Keystone Strategic Income Fund. Mr. Cryan is co-group leader of Keystone's high yield bond team. Dick has over 15 years of investment management experience, and we look forward to his contribution as portfolio manager of your Fund.

   Thank you for your continued support of Keystone Strategic Income Fund. We encourage you to write to us with questions or comments about your investment.


Sincerely,
/s/ Albert H. Elfner, III
Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.

/s/ George S. Bissell
George S. Bissell
Chairman of the Board
Keystone Funds
                                     [PHOTO]                     [PHOTO]
September 1995

                                Albert H. Elfner, III      George S. Bissell

A Discussion With
Your Fund's Manager


[PHOTO]



Richard Cryan is a senior vice president and portfolio manager of Keystone Strategic Income Fund. Mr. Cryan has more than 15 years of investment experience and is co-group leader of Keystone's high yield bond team. Dick received his BS from the University of Colorado and his MBA from Columbia University.

Q What was the investment climate like over the twelve-month period?

A The environment for bonds has improved significantly with interest rates coming full circle during the period. The benchmark 30-year US Treasury bond yield rose from 7.39% on July 29, 1994 to 7.70% on January 31, 1995. By your Fund's fiscal year end on July 31, 1995, the yield was 6.84%. Because bond prices tend to move in the opposite direction of interest rates, bonds prices declined as yields rose during the last half of 1994. However, when it became apparent that the Federal Reserve Bank (the Fed) had achieved its goal of slowing economic growth and controlling inflation early in 1995, yields declined and bond prices rose. Long-term US government bonds and selected Latin American US dollar-denominated bonds were some of the strongest performers in the second half of the twelve-month period.

Q How did you manage the Fund's asset allocation?

A We think we made some wise asset allocations during the twelve-month period. On July 31, 1995 the portfolio's assets were divided 43.5% in high yield,(1) 35.3% in foreign and 18.7% in US government securities.(2) We reduced the Fund's holdings of high yield securities from 52% of the portfolio on July
31, 1994 and added to the Fund's US government holdings. We believed that slower economic growth in 1995 would be more favorable for US government securities. In March 1995, we also reduced the Fund's foreign holdings-- primarily US dollar-denominated Latin American debt--from 41% in November
1994 to 26% of portfolio assets at the end of March 1995. Towards the end of the period, we began rebuilding the Fund's foreign holdings with European non-dollar bonds.

Q What was your investment strategy?

A Throughout the period, we continued to make changes in the interest of lowering the Fund's potential for price fluctuations. In the high yield portion we continued to upgrade the portfolio with BB-rated bonds--the highest quality bonds in the high yield category. BB-rated bonds typically provide the best liquidity in the high yield universe. In addition, with the economy slowing, BB-rated bonds tend to provide better price stability than lower rated high yield bonds.

Fund Profile
Objective: Seeks generous income from high yield, foreign and US government or agency obligations.
Commencement of investment operations: April 14, 1987
Average maturity: 8 years
Net assets: $281 million

Asset Allocation as of July 31, 1995

U.S. Government and Agency (18.7%)
Other [2] (2.5%)
High Yield [1] (43.5%)
Foreign Bonds (35.3%)
(percentage of net assets)

(1)Includes common and preferred stocks and warrants.

(2)The balance of the portfolio was invested in repurchase agreements, US Treasury bills, and other assets and liabilities.

Q As rates rose in the fall of 1994 and then declined in the spring of 1995, how did you manage the high grade portion?

A In the fall we pursued a "barbelled" maturity strategy for the Fund's high grade, or US government holdings. This barbelled maturity strategy included an emphasis on short- and long-term bonds, specifically, adjustable-rate mortgage securities (ARMS) and 30-year US Treasury bonds. We barbelled the portfolio because we expected intermediate term bonds would be adversely affected by an increase in interest rates. By February 1995, it appeared that the Federal Reserve Board had achieved its goal of controlling inflation. So, we returned to the intermediate term maturity range which appeared attractively valued after the rate increases in the fall of 1994.

Q Investors were riveted by the volatility of the emerging markets and the financial crisis in Mexico. How did you manage the Fund's foreign bond holdings during this difficult period?

A First of all, we did not hold any Mexican bonds during the twelve-month period. Secondly, the Fund's diversification in high yield and US government securities helped to dampen the price declines of the Fund's emerging markets holdings. As rates rose in the US, the relative attractiveness of emerging markets debt decreased. At the beginning of 1994, investors could earn an 7.70% yield on a long-term US Treasury bond, without the political or economic risk of the emerging markets. This contributed to sharp price declines in emerging markets debt including Latin America.

   We pursued a conservative strategy aimed at protecting the Fund's foreign investments from currency fluctuations. Since the Fund adopted a more diversified strategy in 1993, we have largely emphasized US dollar-denominated Latin American bonds for the Fund's foreign holdings. However, US dollar-denominated bonds are somewhat leveraged to changes in US interest rates and the US bond market. Between December 1994 and March 9, 1995, these bonds experienced sharp declines. Nevertheless, they have rebounded sharply, rising by more than 10% through July 31.

Q  What is your outlook?

A   Although US economic growth has slowed to the "soft landing" we expected, we believe the economy should grow moderately through the end of the year. Positive growth should provide support for the Fund's high yield holdings. While interest rates may move up slightly in the short-term, we believe that the longer term trend is for lower interest rates in the US. Inflation is still under control, affording an attractive environment for real (inflation adjusted) returns for bonds. Overseas, we anticipate the potential for strong returns from the Fund's holdings of US dollar-denominated Latin American debt and steady income from the Fund's European government bond holdings.

Your Fund's Performance

Growth of an investment in
Keystone Strategic Income Fund
Class A

[mountain chart]

           Initial     Reinvested
          Investment  Distributions
7/87         9,649         9,735
7/89         8,677        11,084
7/91         5,867        10,195
7/93         7,486        16,290
7/95         6,563        17,091

A $10,000 investment in Keystone Strategic Income Fund Class A made on April 14, 1987 with all distributions reinvested was worth $17,091 on July, 31, 1995. Past performance is no guarantee of future results.

Twelve-Month Performance as of July 31, 1995

----------------------------------------------------------------
                             Class A       Class B       Class C
Total returns*                3.00%         2.12%         2.27%
Net asset value   7/31/94    $7.35         $7.38         $7.37
                  7/31/95    $6.89         $6.92         $6.92
Dividends                    $.650         $.590         $.590
Capital Gains                 None          None          None
*Before deduction of front-end or contingent deferred sales charge (CDSC)

Historical Record as of July 31, 1995

----------------------------------------------------------------
Cumulative total returns     Class A     Class B    Class C
1-year w/o sales charge       3.00%      2.12%       2.27%
1-year                       -1.89%     -1.63%       2.27%
5-year                       60.68%       --          --
Life of Class                70.91%     17.60%      20.56%

Average Annual Returns
1-year w/o sales charge       3.00%      2.12%       2.27%
1-year                       -1.89%     -1.63%       2.27%
5-year                        9.95%       --          --
Life of Class                 6.67%      6.70%       7.77%

Class A shares were introduced April 14, 1987. Performance is reported at the current maximum front-end sales charge of 4.75%.

   Class B shares were introduced on February 1, 1993. Shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

   Class C shares were introduced on February 1, 1993. Performance reflects the return you would have received for holding shares for one year and redeeming after the end of the period.

   The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ.

   You may exchange your shares to another Keystone fund for a $10 fee by contacting Keystone directly. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line
(KARL). The Fund reserves the right to change or terminate the exchange offer.

Growth of an Investment

Comparison of change in value of a $10,000 investment in Keystone
Strategic Income Fund Class A, the Lehman Aggregate Bond Index, and the Consumer Price Index.

In Thousands      April 14, 1987 through July 31, 1995
Average Annual Total Return
                                Life of
          1 Year      5 Year    Class
Class A   -1.89%      9.95%      6.67%
Class B   -1.63%         _       6.70%
Class C    2.27%         _       7.77%

[line chart]

          Class A      LABI      CPI
4/87       9,534     10,000     10,000
7/87       9,535      9,802     10,152
7/89      11,084     12,147     11,097
7/91      10,195     14,392     12,150
7/93      16,290     18,202     12,881
7/95      17,091     20,058     13,604

Past performance is no guarantee of future results. The performance of Class B or Class C shares will be greater or less than the line shown based on differences in loads and fees paid by the shareholder investing in the different classes. Class B and Class C shares were introduced February 1, 1993. The Consumer Price Index and Lehman Aggregate Bond Index are from March 31, 1987.

This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the Chart

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Strategic Income Fund

The Fund seeks generous income from high yield, foreign, and US government or agency obligations. The return is quoted after deducting sales charges (if applicable), fund expenses, and transaction costs and assumes reinvestment of all distributions.

2. Lehman Aggregate Bond Index (LABI)

The LABI is a broad-based, unmanaged fixed-income market index of US government, corporate, and mortgage-backed securities. It represents the price change and coupon income of several thousand securities with various maturities and qualities. Securities are selected and compiled by Lehman Brothers, Inc. according to criteria that may be unrelated to your Fund's investment objective. It would be difficult for most individual investors to duplicate this index.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the US. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the US Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding What the Chart Means

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

Limitations of the Chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance Can Be Distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or stocks that have a certain market capitalization. Indexes usually do not have the same investment restrictions as your Fund.

Indexes Do Not Include Costs of Investing

The comparison is further limited in its utility because the indexes do not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of Several Measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future Returns May Be Different


Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

                                 Glossary of
                              Mutual Fund Terms


   MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

   PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

   STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

   BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

   CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

   MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short-term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

   NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

   DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

   CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

   YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

   TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

   SHORT-TERM--An investment with a maturity of one year or less.

   LONG-TERM--An investment with a maturity of greater than one year.

   AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

   OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

SCHEDULE OF INVESTMENTS--July 31, 1995

                                                                             Coupon    Maturity    Principal      Market
                                                                              Rate       Date       Amount        Value
---------------------------------------------------------------------------------------------------------------------------
FIXED INCOME (94.5%)
INDUSTRIAL BONDS & NOTES (40.5%)
ADVERTISING (0.7%)
Lamar Advertising Co.                           Sr. Secd. Notes              11.000%     2003     $1,000,000   $ 1,010,000
Lifestyle Brands                                Gtd. Deb. (Subord.)          10.000      1997      1,050,000     1,050,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,060,000
---------------------------------------------------------------------------------------------------------------------------
AEROSPACE (1.2%)
SabreLiner Inc.                                 Sr. Notes                    12.500      2003      2,500,000     2,200,000
Transdigm Inc.                                  Sr. Notes (Subord.)          13.000      2000      1,250,000     1,143,750
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,343,750
---------------------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION (0.1%)
US Africa Airways (6/2/94-$750,000)(a)(b)(c)    Sr. Secd. Notes              12.000      1999        750,000       345,000
---------------------------------------------------------------------------------------------------------------------------
AMUSEMENTS (2.4%)
El Comandante Capital Corp.                     1st Mtge. Notes              11.750      2003      1,750,000     1,645,000
Grand Palais Casinos, Inc. (8/15/94-
  $2,542,000)(b)                                Sr. Secd. PIK Notes          18.250      1997      2,250,000     2,250,000
Hemmeter Enterprises, Inc. (12/14/93-           Unit (Sr. Secd. PIK
  $4,992,674)(b)                                Notes/Wts.)                  12.000      2000      6,597,710     2,837,015
Starcraft Corp. (2/11/88-$178,833)(a)(b)(c)     Notes (Subord.)              16.500      1998        750,000        15,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,747,015
---------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS (4.3%)
Alpine Group, Inc. (e)                          Sr. Notes                    12.250      2003      2,000,000     1,840,000
Associated Materials, Inc.                      Sr. Notes (Subord.)          11.500      2003      1,500,000     1,380,000
HMH Properties, Inc.                            Sr. Secd. Notes               9.500      2005      3,000,000     2,947,500
Koppers Industries, Inc.                        Sr. Notes                     8.500      2004      2,050,000     1,988,500
Schuller International Group, Inc.              Sr. Notes                    10.875      2004      1,400,000     1,529,500
USG Corp.                                       Deb.                          8.750      2017      2,500,000     2,425,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                12,110,500
---------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS (0.2%)
Lanesborough Corp.                              Sr. Secd. Notes (Subord.)    10.000      2000        575,000       402,500
---------------------------------------------------------------------------------------------------------------------------
CHEMICALS (0.8%)
Key Plastics, Inc.                              Sr. Notes                    14.000      1999        250,000       252,500
Sherritt Gordon Ltd.                            Sr. Notes                     9.750      2003      2,000,000     2,000,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,252,500
---------------------------------------------------------------------------------------------------------------------------
                                                                                                   (continued on next page)
                                      9

                                                                             Coupon    Maturity    Principal      Market
                                                                              Rate       Date       Amount        Value
---------------------------------------------------------------------------------------------------------------------------
CONSUMER GOODS (2.2%)
American Safety Razor Co. (e)                   Sr. Notes                     9.875%     2005    $   750,000   $   754,688
Drypers Corp.                                   Sr. Notes                    12.500      2002      2,000,000     1,880,000
International Semi-Tech Electronics, Inc.
  (Eff. Yield 11.98%)(d)                        Sr. Secd. Disc. Notes         0.000      2003      3,000,000     1,597,500
Revlon Consumer Products Corp.                  Sr. Notes (Subord.)          10.500      2003      2,000,000     2,010,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,242,188
---------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED COMPANIES (0.4%)
Jordan Industries, Inc.                         Sr. Notes                    10.375      2003      1,300,000     1,225,250
---------------------------------------------------------------------------------------------------------------------------
FOODS (4.9%)
Cott Corporation                                Sr. Notes                     9.375      2005      1,650,000     1,658,250
Iowa Select Farms (1/21/94-$6,182,225)
  (Eff. Yield 13.716%)(b)(d)                    Sr. Disc. Notes/Wts.          0.000      2004     12,828,000     6,184,507
Iowa Select Farms (8/2/94-$3,833,241)
  (Eff. Yield 16.62%)(b)(d)                     Sr. Disc. Notes/Wts.          0.000      2004      7,954,000     3,834,703
Specialty Foods Corp.                           Sr. Notes (Subord.)          11.250      2003      2,000,000     1,960,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                13,637,460
---------------------------------------------------------------------------------------------------------------------------
HEALTHCARE (0.4%)
Community Health Systems Inc.                   Sr. Deb. (Subord.)           10.250      2003      1,000,000     1,065,000
---------------------------------------------------------------------------------------------------------------------------
INSURANCE (1.4%)
CCP Insurance, Inc.                             Sr. Note                     10.500      2004      2,000,000     2,100,000
Reliance Group Holdings, Inc.                   Sr. Deb. (Subord.)            9.750      2003      2,000,000     1,960,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,060,000
---------------------------------------------------------------------------------------------------------------------------
METALS & MINING (2.1%)
Algoma Steel Inc.                               1st Mtge.                    12.375      2005      2,000,000     1,880,000
Inland Steel Co.                                Unsecd. Notes                12.750      2002      1,910,000     2,134,425
Republic Engineered Steels, Inc.                1st Mtge. Notes               9.875      2001      2,000,000     1,890,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 5,904,425
---------------------------------------------------------------------------------------------------------------------------
NATURAL GAS (1.5%)
TransTexas Gas Corp.                            Sr. Secd. Note               11.500      2002      4,000,000     4,160,000
---------------------------------------------------------------------------------------------------------------------------
OIL (2.3%)
Chatwins Group, Inc.                            Sr. Notes                    13.000      2003      1,250,000     1,037,500
Gulf Canada Resources Ltd.                      Sr. Notes (Subord.)           9.625      2005      1,475,000     1,489,750
Kelley Oil & Gas Corporation                    Sr. Notes                    13.500      1999      2,000,000     1,960,000
Plains Resources, Inc.                          Sr. Notes (Subord.)          12.000      1999      1,900,000     1,976,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,463,250
---------------------------------------------------------------------------------------------------------------------------
See Notes to Schedule of Investments.
                                      10

                                                                             Coupon    Maturity    Principal      Market
                                                                              Rate       Date       Amount        Value
---------------------------------------------------------------------------------------------------------------------------
PAPER & PACKAGING (2.3%)
Container Corp. of America                      Sr. Notes                    10.750%     2002     $2,000,000   $ 2,130,000
Owens-Illinois, Inc.                            Deb.                         11.000      2003      2,000,000     2,205,000
Rainy River Forest Products, Inc.               Sr. Notes                    10.750      2001      2,000,000     2,120,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,455,000
---------------------------------------------------------------------------------------------------------------------------
RESTAURANTS (1.3%)
Great American Cookie Co., Inc.                 Sr. Secd. Notes              10.875      2001      2,000,000     1,720,000
Pantry, Inc.                                    Sr. Notes                    12.000      2000      2,000,000     1,980,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,700,000
---------------------------------------------------------------------------------------------------------------------------
RETAIL (4.7%)
Big 5 Holdings, Inc.                            Sr. Notes (Subord.)          13.625      2002        125,000       128,125
Cole National Group, Inc.                       Sr. Notes                    11.250      2001      1,750,000     1,706,250
Finlay Fine Jewelry Corp.                       Sr. Notes                    10.625      2003      1,000,000       970,000
Hills Stores Co.                                Sr. Notes                    10.250      2003      2,000,000     1,912,500
Pamida, Inc.                                    Sr. Notes (Subord.)          11.750      2003        775,000       689,750
Pathmark Stores, Inc.                           Sr. Notes (Subord.)           9.625      2003      2,000,000     1,980,000
Penn Traffic Co.                                Sr. Notes (Subord.)           9.625      2005      2,000,000     1,795,000
Service Merchandise Co.                         Sr. Deb. (Subord.)            9.000      2004      2,000,000     1,690,000
Southland Corp.                                 1st Priority Sr. Deb.
                                                (Subord.)                     5.000      2003      3,000,000     2,310,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                13,181,625
---------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY (0.5%)
Ampex Corp. (Eff. Yield 10.125%)(d)             Disc. Conv. Bonds,
                                                Series C                      0.000      1997        958,000     1,331,620
---------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (5.0%)
Adelphia Communications Corp.                   Sr. Notes                    12.500      2002      1,400,000     1,442,000
Bell Cablemedia PLC (Eff. Yield 10.67%)(d)      Sr. Disc. Notes               0.000      2004      2,000,000     1,330,000
Cablevision Systems Corp.                       Sr. Deb. (Subord.)            9.875      2013      2,000,000     2,180,000
Centennial Cellular Corp.                       Sr. Notes                    10.125      2005        500,000       501,875
Continental Cablevision, Inc.                   Sr. Deb.                      9.500      2013      2,525,000     2,651,250
Pagemart, Inc. (Eff. Yield 12.25%)(d)           Sr. Disc. Notes               0.000      2003      2,900,000     1,885,000
Paging Network, Inc.                            Sr. Notes (Subord.)          10.125      2007      1,000,000     1,020,000
Rogers Cablesystems Ltd.                        Sr. Notes                    10.000      2005      3,000,000     3,142,500
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                14,152,625
---------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION (1.2%)
Eletson Holdings, Inc.                          1st Mtge. Notes               9.250      2003      2,000,000     1,920,000
Viking Star Shipping, Inc.                      Notes                         9.625      2003      1,500,000     1,530,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,450,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                   (continued on next page)
                                      11

                                                                             Coupon    Maturity    Principal      Market
                                                                              Rate       Date       Amount        Value
---------------------------------------------------------------------------------------------------------------------------
UTILITIES (0.6%)
Consolidated Hydro, Inc.
  (Eff. Yield 14.76%)(6/15/93-
  $2,208,791)(b)(d)                             Sr. Disc. Notes               0.000%   2003      $ 3,100,000  $  1,720,500
---------------------------------------------------------------------------------------------------------------------------
TOTAL INDUSTRIAL BONDS & NOTES (Cost--$117,249,685)                                                            114,010,208
---------------------------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE SECURITIES (1.8%)
FNMA # 124289, Cap. 13.431%, Margin
  2.00% + CMT (Cost $5,139,575)                                               7.632    2021        4,967,570     5,095,634
---------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLARS) (27.3%)
Argentina Republic                              Unsecd. Deb.                  8.375    2003        3,250,000     2,478,125
Brazil (Republic of)                            Secd. Bonds
                                                ("Brady" par Bonds)           4.000    2024       20,000,000     8,725,000
Celulose Nipo Brasileiras                       Unsecd. Deb.                  9.375    2003        3,750,000     3,496,875
Fomento Economico Mexico, S.A.                  Unsecd. Deb.                  9.500    1997        2,000,000     1,955,000
Grupo Televisa, S. A. de C.V.                   Unsecd. Med.
                                                Term Notes                   10.000    1997        3,000,000     2,925,000
Indah Kiat International Finance Co.            Gtd. Sr. Secd. Notes         11.375    1999        2,000,000     2,020,000
Indah Kiat International Finance Co.            Gtd. Sr. Secd. Notes         11.875    2002        3,000,000     3,030,000
Ispat Mexicana S. A.                            Sr. Unsecd. Deb.             10.375    2001        2,000,000     1,750,000
Klabin Fabricadora Papel                        Unsecd. Deb.                 11.000    1998        2,000,000     1,980,000
Klabin Fabricadora Papel                        Unsecd. Deb.                 10.000    2001        5,000,000     4,550,000
Metalurgica Gerdau, S.A.                        Unsecd. Deb.                 10.250    2001          660,000       620,400
Telecom Argentina                               Unsecd. Deb.                  8.375    2000        9,000,000     8,100,000
Telecom Argentina (e)                           Unsecd. Deb.                  8.375    2000        1,440,000     1,310,400
Telecomunicacoes Brasileiras S. A.              Unsecd. Deb.                 10.000    1997       13,892,000    13,913,815
Telecomunicacoes Brasileiras S. A.              Unsecd. Deb.                 10.375    1997          800,000       809,000
Telefonica de Argentina                         Unsecd. Deb.                  8.375    2000        7,400,000     6,660,000
Telefonica de Argentina                         Unsecd. Deb.                 11.875    2004        6,000,000     5,970,000
Vencemos Financing                              Unsecd. Deb.                  9.250    1996        1,900,000     1,738,500
Yacimientos Petroliferos Fiscales S. A.
  (YPF)                                         Unsecd. Notes                 8.000    2004        5,400,000     4,698,324
---------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (U.S. DOLLARS) (Cost--$79,911,392)                                                          76,730,439
---------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (NON U.S. DOLLARS) (8.0%)
Denmark (Kingdom of)                           Deb.                           8.000    2003       49,000,000     8,997,958
                                                                                                Danish Krone
France (Government of)                         Sr. Unsecd. Notes              7.500    2005       37,000,000     7,772,201
                                                                                                French Franc
Sweden (Kingdom of)                            Deb.                          10.250    2003       41,000,000     5,797,342
                                                                                               Swedish Krona
---------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (NON U.S. DOLLARS) (Cost--$21,755,460)                                                      22,567,501
---------------------------------------------------------------------------------------------------------------------------
See Notes to Schedule of Investments.
                                      12

                                                                             Coupon    Maturity    Principal      Market
                                                                              Rate       Date       Amount        Value
---------------------------------------------------------------------------------------------------------------------------
UNITED STATES GOVERNMENT (AND AGENCY) ISSUES (16.9%)
U.S. Treasury Bonds                                                           7.875%     2021     $9,600,000  $ 10,656,000
U.S. Treasury Bonds                                                           7.625      2025      1,000,000     1,096,720
U.S. Treasury Notes                                                           8.250      1998      6,600,000     6,986,694
U.S. Treasury Notes                                                           7.875      2004      5,925,000     6,495,281
U.S. Treasury Notes                                                           6.500      2005      1,000,000     1,004,530
U.S. Treasury Notes                                                           5.875      2000        500,000       493,670
U.S. Treasury Notes                                                           8.875      1997      6,925,000     7,350,264
U.S. Treasury Notes (g)                                                       8.875      1998      8,000,000     8,654,960
U.S. Treasury Notes                                                           8.750      2000      4,250,000     4,713,505
---------------------------------------------------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT (AND AGENCY) ISSUES (Cost--$46,343,477)                                          47,451,624
---------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME (Cost--$270,399,589)                                                                        265,855,406
---------------------------------------------------------------------------------------------------------------------------
                                                                                                    Shares
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS/WARRANTS (2.6%)
Ampex Corp.(a)                                                                                           589         2,558
Ampex Corp., Class A (a)                                                                              19,247        81,800
Ampex Corp., Class C (a)                                                                             318,648     1,354,254
Ampex Corp., wts. (a)                                                                                 90,665       385,326
Chatwins Group, Inc., wts. (a)                                                                         1,250           625
CHC Helicopter Corp., wts. (a)                                                                         2,400         2,400
Cookies USA, Inc., wts. (a)                                                                              360        14,400
Dial Page, Inc., wts. (a)                                                                              4,820         9,640
Dimac Corp. (a)                                                                                       17,833       283,099
Finlay Enterprises, Inc. (a)                                                                             667        10,339
Grand Palais Casinos, Inc., Ltd. Liab. Int. (8/15/94-$-0-) (a)(b)                                    160,136         1,602
Grand Palais Casinos, Inc., wts. (8/15/94-$57) (a)(b)                                                 87,342       660,306
Grand Palais Casinos, Inc., Series A, wts. (8/15/94-$727) (a)(b)                                      72,794       550,324
Grand Palais Casinos, Inc., Series B, wts. (8/15/94-$397) (a)(b)                                      39,706       300,177
Grand Palais Casinos, Inc., Series C, wts. (8/15/94-$3,507) (a)(b)                                   350,735         3,508
HDA Management Corp., wts. (a)                                                                         1,750         9,275
Hemmeter Enterprises, Inc., wts. (12/15/93-$0-) (a)(b)                                                87,342            88
Hemmeter Enterprises, Inc., wts. (12/22/93-$225,000) (a)(b)                                           98,568            99
Lanesborough Corp. (a)                                                                                   790             8
Pagemart, Inc., wts. (a)                                                                              13,340        80,040
Specialty Equipment Cos., Inc. (a)                                                                   265,800     3,372,338
Transdigm Inc., wts. (a)                                                                               9,973        99,730
---------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS/WARRANTS (Cost--$2,155,681)                                                                  7,221,936
---------------------------------------------------------------------------------------------------------------------------
                                                                                                   (continued on next page)

                                      13

                                                                             Coupon    Maturity    Principal      Market
                                                                              Rate       Date       Amount        Value
---------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.4%)
Ampex Corp. (11/20/92-$2,106,054) (a)(b)                                                          $    2,156  $    970,200
US Africa Airways (6/2/94-$2,500,000) (a)(b)                                                           2,500             3
---------------------------------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (Cost--$4,606,054)                                                                          970,203
---------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS (1.0%)
U.S. GOVERNMENT (AND AGENCY) ISSUES (0.4%)
  U.S. Treasury Bills                                                                      1995    1,255,000     1,240,040
---------------------------------------------------------------------------------------------------------------------------
                                                                                                   Maturity
                                                                                                     Value
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.6%)
Keystone Joint Repurchase Agreement (Investments in repurchase
  agreements, in a joint trading account, dated 7/31/95)(f)                   5.830    08/01/95   $1,740,282     1,740,000
---------------------------------------------------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost--$2,980,059)                                                                  2,980,040
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost--$280,141,383)(h)                                                                      277,027,585
OTHER ASSETS AND LIABILITIES--NET (1.5%)                                                                         4,254,555
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                             $281,282,140
---------------------------------------------------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

(a) Non-income producing security.

(b) All or a portion of these securities are restricted (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933) and are valued using market quotations where available. In the absence of such quotations, these securities are valued at fair value in the opinion of management--in the case of bonds, at estimated value considering quality, coupon, term, call feature, yield to maturity of the security and similar issues which are actively traded, sinking fund, marketability, plus adjustment, if any, for equity features or other special factors. The Fund may make investments in an amount up to 15% of the value of the Fund's net assets in such securities. The date of acquisition and cost are set forth in parentheses after the title of each restricted security. On the date of acquisition there was no market quotation or similar securities and the above securities were valued at acquisition costs. At July 31, 1995, the fair value of these restricted securities was $14,586,017 (5.00% of net assets). The Fund will not pay the costs of disposition of the above restricted securities other than ordinary brokerage fees, if any.

   (c) Securities which have defaulted on payment of interest and/or principal. The Fund has ceased accruing income on these securities.

   (d) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.

   (e) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

   (f) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at July 31, 1995.

   (g) $2,275,000 principal amount of this security is used as collateral for a reverse repurchase agreement at July 31, 1995.

   (h) The cost of investments for federal income tax purposes is $280,708,880. Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at July 31, 1995 are as follows:

Gross unrealized appreciation      $  9,785,923
Gross unrealized depreciation       (13,467,218)
                                   ------------
Net unrealized depreciation       ($  3,681,295)
                                   ============

Legend of Portfolio Abbreviations:
FNMA--Federal National Mortgage Association

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout the period)

                                               Year Ended July 31,
                                 1995         1994(d)         1993          1992       1991
=============================================================================================
Net asset value beginning
  of period                    $  7.35       $   7.86       $  7.02       $  6.10    $  7.17
---------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income             0.64           0.61          0.69          0.78       0.89
Net gain (loss) on
  investments, closed
  futures contracts and
  foreign currency related
  transactions                   (0.45)         (0.44)         0.89          0.89      (1.01)
---------------------------------------------------------------------------------------------
Total from investment
  operations                      0.19           0.17          1.58          1.67      (0.12)
---------------------------------------------------------------------------------------------
Less distributions from:
Net investment income            (0.60)         (0.61)        (0.72)        (0.75)     (0.89)
In excess of net investment
  income                         (0.03)         (0.03)        (0.02)            0      (0.06)
Tax basis return of capital      (0.02)         (0.04)            0             0          0
Net realized gains                   0              0             0             0          0
---------------------------------------------------------------------------------------------
Total distributions              (0.65)         (0.68)        (0.74)        (0.75)     (0.95)
---------------------------------------------------------------------------------------------
Net asset value end of
  period                       $  6.89       $   7.35       $  7.86       $  7.02    $  6.10
=============================================================================================
Total return(a)                   3.00%          1.86%        24.13%        28.73%      0.54%
Ratios/supplemental data
Ratios to average net
  assets:
 Total expenses(b)                1.33%          1.32%         1.80%         2.09%      2.00%
 Net investment income            9.31%          7.79%         9.50%        11.73%     15.23%
Portfolio turnover rate             95%            92%          151%           95%        82%
---------------------------------------------------------------------------------------------
Net assets end of period
  (thousands)                  $85,970       $105,181       $85,793       $70,459    $70,246
=============================================================================================

                                                                           February 13,  1987
                                                                            (Commencement of
                                             Year Ended July 31,             Operations) to
                                     1990        1989           1988          July 31, 1987
=============================================================================================
Net asset value beginning
  of period                     $  9.02         $ 9.36       $  10.04          $10.00
---------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income              1.03           1.10           1.05            0.22
Net gain (loss) on
  investments, closed
  futures contracts and
  foreign currency related
  transactions                    (1.79)         (0.31)         (0.65)           0.00
---------------------------------------------------------------------------------------------
Total from investment
  operations                      (0.76)          0.79           0.40            0.22
---------------------------------------------------------------------------------------------
Less distributions from:
Net investment income             (1.04)         (1.11)         (1.08)          (0.18)
In excess of net investment
  income                          (0.05)             0              0               0
Tax basis return of capital           0              0              0               0
Net realized gains                    0          (0.02)             0               0
---------------------------------------------------------------------------------------------
Total distributions               (1.09)         (1.13)         (1.08)          (0.18)
---------------------------------------------------------------------------------------------
Net asset value end of
  period                        $  7.17          $9.02       $   9.36          $10.04
=============================================================================================
Total return(a)                   (8.55%)         9.00%          4.49%           2.20%
Ratios/supplemental data
Ratios to average net
  assets:
 Total expenses(b)                 2.00%          1.81%          1.28%           1.00%(c)
 Net investment income            12.91%         12.06%         10.98%          10.12%(c)
Portfolio turnover rate              36%            73%            46%             13%
---------------------------------------------------------------------------------------------
Net assets end of period
  (thousands)                   $83,106       $138,499       $114,310         $ 8,191
=============================================================================================

(a) Excluding applicable sales charges.

(b) Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. The "Ratio of total expenses to average net assets" would have been 2.12%, 2.25%, 2.01%, 1.90%, 2.08% and 6.08% for the years ended July 31, 1992, 1991, 1990, 1989, 1988 and the period from April 14, 1987 (Commencement of Investment Operations) to July 31, 1987, respectively.

(c) Annualized for the period from April 14, 1987 (Commencement of Investment Operations) to July 31, 1987.

(d) Calculation based on average shares outstanding.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout the period)

                                                                         February 1, 1993
                                                                         (Date of Initial
                                               Year Ended July 31,      Public Offering) to
                                               1995        1994(c)         July 31, 1993
=============================================================================================
Net asset value beginning of period           $   7.38      $   7.89         $  7.07
---------------------------------------------------------------------------------------------
Income from investment operations:
Net Investment income                             0.60          0.55            0.24
Net gain (loss) on investments, closed
  futures contracts and foreign currency
  related transactions                           (0.47)        (0.44)           0.92
---------------------------------------------------------------------------------------------
Total from investment operations                  0.13          0.11            1.16
---------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                            (0.55)        (0.55)          (0.24)
In excess of net investment income               (0.03)        (0.03)          (0.10)
Tax basis return of capital                      (0.01)        (0.04)           0
---------------------------------------------------------------------------------------------
Total distributions                              (0.59)        (0.62)          (0.34)
---------------------------------------------------------------------------------------------
Net asset value end of period                 $   6.92      $   7.38         $  7.89
=============================================================================================
Total return(a)                                   2.12%         1.10%          16.75%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                   2.06%         2.07%           2.37%(b)
 Net investment income                            8.58%         7.11%           7.18%(b)
Portfolio turnover rate                             95%           92%            151%
---------------------------------------------------------------------------------------------
Net assets end of period (thousands)          $149,091      $162,866         $35,415
=============================================================================================


(a) Excluding applicable sales charges.

(b) Annualized.

(c) Calculation based on average shares outstanding.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout the period)

                                                                       February 1, 1993
                                                                       (Date of Initial
                                              Year Ended July 31,     Public Offering) to
                                              1995        1994(c)       July 31, 1993
==========================================================================================
Net asset value beginning of period           $  7.37      $  7.88          $  7.07
------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                            0.59         0.55             0.24
Net gain (loss) on investments, closed
  futures contracts and foreign currency
  related transactions                          (0.45)       (0.44)            0.91
------------------------------------------------------------------------------------------
Total from investment operations                 0.14         0.11             1.15
------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                           (0.55)       (0.55)           (0.24)
In excess of net investment income              (0.03)       (0.03)           (0.10)
Tax basis return of capital                     (0.01)       (0.04)            0
------------------------------------------------------------------------------------------
Total distributions                             (0.59)       (0.62)           (0.34)
------------------------------------------------------------------------------------------
Net asset value end of period                 $  6.92      $  7.37          $  7.88
==========================================================================================
Total return(a)                                  2.27%        1.09%           16.61%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                  2.08%        2.07%            2.25%(b)
 Net investment income                           8.56%        7.09%            7.35%(b)
Portfolio turnover rate                            95%          92%             151%
------------------------------------------------------------------------------------------
Net assets end of period (thousands)          $46,221      $59,228          $19,706
==========================================================================================

(a) Excluding applicable sales charges.

(b) Annualized.

(c) Calculation based on average shares outstanding.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 1995

============================================================
Assets (Notes 1 and 7):
 Investments at market value (identified
   cost--$280,141,383)                         $277,027,585
 Cash                                                 2,335
 Receivable for:
  Investments sold                                2,418,781
  Fund shares sold                                1,106,584
  Interest                                        5,620,433
  Forward foreign currency exchange
  contracts                                      36,856,232
 Prepaid expenses                                     7,247
 Other assets                                       215,068
------------------------------------------------------------
   Total assets                                 323,254,265
------------------------------------------------------------
Liabilities (Notes 1, 4 and 7):
 Payable for:
  Investments purchased                             750,000
  Reverse repurchase agreement                    2,501,630
  Fund shares redeemed                              391,381
  Income distribution                               850,214
  Forward foreign currency exchange
  contracts                                      37,349,697
 Due to related parties                              35,429
 Other accrued expenses                              93,774
------------------------------------------------------------
   Total liabilities                             41,972,125
------------------------------------------------------------
Net assets                                     $281,282,140
============================================================
Net assets represented by (Notes 1 and 7):
 Paid-in capital                               $352,816,575
 Accumulated distributions in excess of net
   investment income                             (1,023,303)
 Accumulated net realized gain (loss) on
  investments, closed futures contracts and
  foreign currency related transactions         (66,912,635)
 Net unrealized appreciation (depreciation)
  on:
  Investments                                    (3,113,798)
  Foreign currency related transactions            (484,699)
------------------------------------------------------------
   Total net assets                            $281,282,140
============================================================
Net Asset Value (Note 2):
 Class A Shares
  Net assets of $85,969,868/12,482,994
  shares outstanding                                  $6.89
  Offering price per share
  ($6.89/0.9525)(based on a sales charge of
  4.75% of the offering price July 31, 1995)          $7.23
 Class B Shares
  Net assets of $149,090,949/21,533,256
  shares outstanding                                  $6.92
 Class C Shares
  Net assets of $46,221,323/6,683,142 shares
    outstanding                                       $6.92
============================================================

STATEMENT OF OPERATIONS
Year Ended July 31, 1995

==========================================================================
Investment income (Note 1):
 Interest (net of foreign withholding taxes of $20,741)       $ 31,125,349
 Other income                                                      140,543
--------------------------------------------------------------------------
                                                                31,265,892
--------------------------------------------------------------------------
Expenses (Notes 2 and 4):
 Management fees                               $  1,954,412
 Transfer agent fees                                783,249
 Accounting, auditing and legal fees                107,763
 Custodian fees                                     136,937
 Printing                                            35,162
 Trustees' fees and expenses                         30,894
 Distribution Plan expenses                       2,225,309
 Registration fees                                  116,594
 Miscellaneous                                       19,322
--------------------------------------------------------------------------
  Total expenses                                                 5,409,642
--------------------------------------------------------------------------
 Net investment income (Note 1)                                 25,856,250
--------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investments, closed futures contracts and
  foreign currency related transactions
  (Notes 1, 3 and 7):
 Net realized gain (loss) on:
  Investments                                   (37,601,948)
  Closed futures contracts                         (212,014)
  Foreign currency related transactions            (208,034)
--------------------------------------------------------------------------
Net realized gain (loss) on  investments,
  closed futures contracts and foreign
  currency related transactions                                (38,021,996)
--------------------------------------------------------------------------
 Net change in unrealized appreciation
  (depreciation) on:
  Investments                                    17,538,640
  Foreign currency related transactions            (334,948)
--------------------------------------------------------------------------
 Net change in unrealized appreciation
  (depreciation) on investments and foreign
  currency related transactions                                 17,203,692
--------------------------------------------------------------------------
 Net gain (loss) on investments, closed
  futures contracts and foreign currency
  related transactions                                         (20,818,304)
--------------------------------------------------------------------------
 Net increase (decrease) in net assets
   resulting from operations                                  $  5,037,946
==========================================================================
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                   Year Ended July 31,
                                                   1995           1994
============================================================================
Operations:
Net investment income                          $ 25,856,250   $ 20,003,498
Net realized gain (loss) on investments,
  closed futures contracts and foreign
  currency related transactions                 (38,021,996)    (2,647,174)
Net change in unrealized appreciation
  (depreciation)                                 17,203,692    (22,719,049)
----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations                     5,037,946     (5,362,725)
----------------------------------------------------------------------------
Distributions to shareholders from (Notes 1
  and 6):
Net investment income:
 Class A Shares                                  (8,015,693)    (8,180,776)
 Class B Shares                                 (12,000,626)    (8,336,957)
 Class C Shares                                  (3,983,775)    (3,485,765)
In excess of net investment income:
 Class A Shares                                    (385,252)      (297,073)
 Class B Shares                                    (576,777)      (170,776)
 Class C Shares                                    (191,469)      (111,966)
Tax basis return of capital:
 Class A Shares                                    (199,090)      (557,304)
 Class B Shares                                    (298,065)      (862,946)
 Class C Shares                                     (98,947)      (313,820)
----------------------------------------------------------------------------
   Total distributions to shareholders          (25,749,694)   (22,317,383)
----------------------------------------------------------------------------
Capital share transactions (Note 2):
Proceeds from shares sold:
 Class A Shares                                  10,254,533     56,687,657
 Class B Shares                                  34,092,723    157,431,744
 Class C Shares                                  12,856,402     59,770,321
Payment for shares redeemed:
 Class A Shares                                 (27,229,543)   (33,988,212)
 Class B Shares                                 (44,185,075)   (20,279,764)
 Class C Shares                                 (24,956,159)   (17,427,275)
Net asset value of shares issued in
  reinvestment of dividends and
  distributions:
 Class A Shares                                   4,322,219      4,552,241
 Class B Shares                                   6,821,317      4,762,342
 Class C Shares                                   2,742,673      2,531,228
----------------------------------------------------------------------------
  Net increase (decrease) in net assets
  resulting from capital share
    transactions                                (25,280,910)   214,040,282
----------------------------------------------------------------------------
   Total increase (decrease) in net assets      (45,992,658)   186,360,174
----------------------------------------------------------------------------
Net assets:
 Beginning of year                              327,274,798    140,914,624
 End of year [including accumulated
  distributions in excess of net  investment
  income as follows: July 1995--($1,023,303)
  and July 1994--($1,089,927)](Note 1)         $281,282,140   $327,274,798
============================================================================
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Strategic Income Fund (formerly Keystone America Strategic Income
Fund) (the "Fund") is a Massachusetts business trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc. ("Keystone") is the Investment Adviser. The Fund was organized on October 24, 1986 and had no operations prior to February 13, 1987. It is registered under the Investment Company Act of 1940 as a diversified open-end investment company.

   The Fund currently offers three classes of shares. Class A shares are sold subject to a maximum sales charge of 4.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge which varies depending on when shares were purchased and how long they have been held. Class C shares are sold subject to a contingent deferred sales charge payable upon redemption within one year after purchase, and available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company ("KIDC") (formerly Keystone Distributors, Inc.), the Fund's principal underwriter.

   Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") formerly Keystone Group, Inc., a Delaware corporation. KII is privately owned by an investor group consisting of members of current and former management of Keystone and its affiliates. KMI is a wholly-owned subsidiary of Keystone. Keystone Investor Resource Center, Inc. ("KIRC") a wholly-owned subsidiary of Keystone, is the Fund's transfer agent.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investments are usually valued at the closing sales price, or in the absence of sales and for over-the-counter securities, the mean of bid and asked quotations. Management values the following securities at prices it deems in good faith to be fair: (a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value, or if no sale occurred. Market quotations are not considered to be readily available for long-term bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Board of Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments which are purchased with maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market.

   The Fund enters into currency and other financial futures contracts as a hedge against changes in interest or currency exchange rates. A futures contract is an agreement between two parties to buy and sell a spe-cific amount of a commodity, security, financial instrument, or, in the case of stock index, cash at a set price on a future date. Upon entering into a futures contract the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, as the value of the underlying instrument or index fluctuates, and are recorded for book purposes as unrealized gains or losses by the Fund. For federal tax purposes, any futures contracts which remain open at fiscal year-end are marked-to-market and the resultant net gain or loss is included in federal taxable income. In addition to market risk, the Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

B. Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. All discounts are amortized for financial reporting and federal income tax purposes. Distributions to shareholders are recorded by the Fund at the close of business on the ex-dividend date.

C. The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of l986, as amended ("Internal Revenue Code"). Thus, the Fund expects to be relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Internal Revenue Code.

D. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price) the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of the collateral on a daily basis, and if the value of the collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

   Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

E. The Fund may enter into forward foreign currency contracts ("contracts") to settle purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets. Contracts are recorded at market value and are marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

F. The Fund distributes net investment income monthly and net capital gains, if any, annually. Distributions from net investment income are determined in accordance with income tax regulations. Distributions from taxable net investment income and net capital gains can exceed book basis net investment income and net capital gains.

The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are due to the deferral of losses for income tax purposes that have been recognized for financial statement purposes, and differences in the treatment of certain foreign currency gains and losses.

G. The Fund enters into reverse repurchase agreements with qualified third-party broker-dealers as determined by and under the direction of the Fund's Board of Trustees. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchased agreement, it will establish and maintain a segregated account with the lender containing securities having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed of limited.

The average daily balance of reverse repurchase agreements outstanding during the year ended July 31, 1995 was approximately $2,137,500, or $0.05 per share based on average shares outstanding during the year at a weighted average interest rate of 6.14%. The maximum amount of borrowings outstanding at any week-end during the year was $5,003,056 (including accrued interest), at a weighted average interest rate of 5.57%, and was 1.63% of total assets. The rate on the July 31, 1995 borrowing was 5.95% and matures on August 1, 1995.

(2) Capital Share Transactions

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Fund were as follows:

                                                  Class A Shares
-----------------------------------------------------------------------
                                                Year Ended July 31,
                                                1995          1994
-----------------------------------------------------------------------
Shares sold                                   1,476,748     7,102,946
Shares redeemed                              (3,933,229)   (4,281,723)
Shares issued in reinvestment of dividends
  and distributions                             630,245       576,905
-----------------------------------------------------------------------
Net increase (decrease)                      (1,826,236)    3,398,128
=======================================================================

                                                  Class B Shares
-----------------------------------------------------------------------
                                                Year Ended July 31,
                                                1995          1994
-----------------------------------------------------------------------
Shares sold                                   4,868,980    19,549,754
Shares redeemed                              (6,393,919)   (2,576,838)
Shares issued in reinvestment of dividends
  and distributions                             989,682       606,379
-----------------------------------------------------------------------
Net increase (decrease)                        (535,257)   17,579,295
=======================================================================

                                                  Class C Shares
-----------------------------------------------------------------------
                                                Year Ended July 31,
                                                1995          1994
-----------------------------------------------------------------------
Shares sold                                   1,847,558     7,433,632
Shares redeemed                              (3,594,976)   (2,223,361)
Shares issued in reinvestment of dividends
  and distributions                             397,992       321,340
-----------------------------------------------------------------------
Net increase (decrease)                      (1,349,426)    5,531,611
=======================================================================

   The Fund bears some of the costs of selling its shares under a Distribution Plan adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act").

   The Class A Distribution Plan provides for payments which are currently limited to 0.25% annually of the average daily net asset value of Class A shares to pay expenses of the distribution of Class A shares. Amounts paid by the Fund to KIDC under the Class A Distribution Plan are currently used to pay others, such as dealers, service fees at an annual rate of 0.25% of the average net asset value of Class A shares maintained by the such others outstanding on the Fund's books for specified periods.

   The Class B Distribution Plan provides for payment at an annual rate of 1.00% of the average daily net asset value of Class B shares to pay expenses of the distribution of Class B shares. Amounts paid by the Fund under the Class B Distribution Plan are currently used to pay others (dealers) (i) a commission at the time of purchase normally equal to 4.00% of the price paid for each Class B share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the dealer or other party will receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B shares maintained by such others outstanding on the Fund's books for specified periods. A contingent deferred sales charge will be imposed, if applicable, on Class B shares purchased after June 1, 1995 at rates ranging from a maximum of 5.00% of amounts redeemed during the first twelve months following the date of purchase to 1.00% of amounts redeemed during the sixth twelve month period following the date of purchase. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years following the month of purchase will automatically convert to Class A shares without a front end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will retain their existing conversion rights.

   The Class C Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses of the distribution of Class C shares. Amounts paid by the Fund under the Class C Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase normally equal to .75% of the price paid for each share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share. Beginning approximately 15 months after purchase, the dealer or other party will receive a commission at an annual rate of 0.75% (subject to applicable limitations imposed by the rules of National Association of Securities Dealers, Inc. ("NASD rule") plus service fees at an annual rate of 0.25%, respectively, of the average daily net asset value of each Class C shares maintained by such others outstanding on the Fund's books for specified periods.

   Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, payments to KIDC may continue as compensation for its services which had been earned while the Distribution Plan was in effect.

   During the year ended July 31, 1995, the Fund paid or accrued to KIDC $228,520, $1,490,077 and $506,712 for Class A, Class B and Class C
Distribution Plans, respectively. These amounts represent 0.25%, 0.98% and 1.00%, respectively, of the net asset value of Class A, Class B and Class C at July 31, 1995. Under the NASD Rule, the maximum uncollected amounts for which KIDC may seek payment from the Fund under its Distribution Plans are $11,098,815 and $4,539,048 or 7.44% and 9.82% of net assets for Classes B and C, respectively, as of July 31, 1995.

(3.) Securities Transactions

As of July 31, 1995, the Fund had a capital loss carryover for federal income tax purposes of approximately $30,845,000 which expires as follows:
1998--$1,843,000, 1999--$11,547,000, 2000--$12,167,000 and 2002--$5,288,000.
For the year ended July 31, 1995, purchases and sales of investment securities (including proceeds received at maturity) were as follows:

                             Cost of          Proceeds
                            Purchases        from Sales
===========================================================
Portfolio securities     $  270,706,365    $  289,938,510
Short-term investments    1,462,350,162     1,470,029,162
-----------------------------------------------------------
                         $1,733,056,527    $1,759,967,672
===========================================================

(4.) Investment Management and Transactions with Affiliates

Under the terms of the Investment Management Agreement between KMI and the Fund, dated December 29, 1989, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee computed and payable daily at a rate of 2.0% of the Fund's gross investment income plus an amount determined by applying percentage rates, which start at 0.50% and decline, as net assets increase, to 0.25% to the net asset value of the Fund. KMI has entered into an Investment Advisory Agreement with Keystone, dated December 30, 1989, under which Keystone provides investment advisory and management services to the Fund and receives for its services an annual fee representing 85% of the management fee received by KMI. During the year ended July 31, 1995, the Fund paid or accrued to KMI investment management and administrative services fees of $1,954,412 which represented 0.66% of the Fund's average net assets. Of such amount paid to KMI, $1,661,250 was paid to Keystone for its services to the Fund.

   During the year ended July 31, 1995 the Fund paid or accrued to KIRC $783,249 for transfer agent services and $17,770 to KII as reimbursement for certain accounting services.

   Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees received no compensation directly from the Fund.

(5.) Class Level Expenses

Presently, the Fund's class-specific expenses are limited to expenses incurred by a class of shares pursuant to its respective Distribution Plan. For the year ended July 31, 1995, the total amount of expenses incurred by each class' Distribution Plan is set forth in Note (2.) "Capital Share Transactions."

(6.) Distributions to Shareholders

Distributions of $0.049 per share for Class A, $0.045 for Class B, and $0.045 for Class C from net investment income were declared payable on September 26, 1995 to shareholders of record September 25, 1995. These distributions are not reflected in the accompanying financial statements.

   The Fund intends to distribute to its shareholders dividends from net investment income monthly and all net realized long-term capital gains, if any, annually. Any taxable distribution which is declared in December and paid before the next February 1 will be taxable to shareholders in the year declared.

(7.) Forward Foreign Currency Exchange Contracts

At July 31, 1995, the Fund had entered into the following foreign currency exchange contracts which obligate the Fund to receive or deliver currencies at specified future dates. The unrealized depreciation of $493,465 on these contracts is included in the accompanying financial statements. The terms of these contracts are as follows:

 Exchange    Currency to     U.S. $ value      Currency to     U.S. $ value
  date      be delivered    as of 7/31/95      be received     as of 7/31/95
----------------------------------------------------------------------------
8/03/95        9,961,200      $ 2,078,850       2,000,000        $2,000,000
               Fr Franc                          U.S. $
8/23/95        2,705,052        2,705,052       3,812,080         2,813,017
                U.S. $                           Aust. $
8/23/95        3,812,080        2,813,017       2,715,344         2,715,344
                Aust. $                          U.S. $
8/23/95        2,889,060        2,889,060       15,634,150        2,900,613
                U.S. $                        Danish Krone
8/23/95       15,634,150        2,900,613       2,765,491         2,765,491
             Danish Krone                        U.S. $
8/23/95        2,522,704        2,522,704       12,500,000        2,607,999
                U.S. $                          Fr. Franc
8/23/95         346,569           346,569       1,664,500          347,281
                 U.S $                          Fr. Franc
8/23/95       14,164,500        2,955,281       2,761,003         2,761,003
               Fr. Franc                          U.S $
8/23/95        2,868,326        2,868,326       20,408,143        2,882,091
                U.S. $                        Swedish Krona

Exchange     Currency to     U.S. $ value      Currency to     U.S. $ value
  date      be delivered    as of 7/31/95      be received     as of 7/31/95
----------------------------------------------------------------------------
8/23/95       20,408,143        2,882,091       2,743,768         2,743,768
               Swedish
                Krona                            U.S. $
10/12/95       4,542,905        4,542,905       24,563,485        4,553,819
                 U.S $                        Danish Krone
10/12/95      15,708,048        2,912,111       2,868,264         2,868,264
             Danish Krone                        U.S. $
10/12/95       8,855,438        1,641,707       1,625,000         1,625,000
             Danish Krone                        U.S. $
10/12/95       1,643,869        1,643,869       7,899,450         1,647,542
                 U.S.$                          Fr. Franc
10/12/95       7,899,450        1,647,542       1,625,000         1,625,000
               Fr. Franc                         U.S. $
----------------------------------------------------------------------------
                              $37,349,697                        $36,856,232
============================================================================

FEDERAL TAX STATUS--FISCAL 1995 DISTRIBUTIONS (Unaudited)

The per share distributions paid to you for fiscal 1995, whether taken in shares or cash, are as follows:

    Class A Shares          Class B Shares           Class C Shares
  Income    Return of     Income     Return of     Income     Return of
Dividends    Capital     Dividends    Capital    Dividends     Capital
$0.63         $0.02        $0.58       $0.01       $0.58        $0.01

In January 1996 complete information on calendar year 1995 distributions will be forwarded to you to assist in completing your 1995 federal income tax return.

Keystone Strategic Income Fund

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Strategic Income Fund

We have audited the accompanying statement of assets and liabilities of Keystone Strategic Income Fund (formerly Keystone America Strategic Income
Fund), including the schedule of investments, as of July 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the eight-year period ended July 31, 1995 and the period from February 13, 1987 (commencement of operations) to July 31, 1987 for Class A shares and for each of the years in the two year period ended July 31, 1995 and the period from February 1, 1993 to July 31, 1993 for Class B and Class C shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Strategic Income Fund as of July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

KPMG PEAT MARWICK LLP

Boston, Massachusetts
September 1, 1995

KEYSTONE AMERICA
FAMILY OF FUNDS

[Diamond]

Capital Preservation and Income Fund
Government Securities Fund
Intermediate Term Bond Fund
Strategic Income Fund
World Bond Fund
Tax Free Income Fund
California Insured Tax Free Fund
Florida Tax Free Fund
Massachusetts Tax Free Fund
Missouri Tax Free Fund
New York Insured Tax Free Fund
Pennsylvania Tax Free Fund
Texas Tax Free Fund
Fund for Total Return
Global Opportunities Fund
Hartwell Emerging Growth Fund, Inc.
Hartwell Growth Fund
Omega Fund
Fund of the Americas
Strategic Development Fund

   This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial advisor or call Keystone at 1-800-343-2898.

[Keystone Logo]
KEYSTONE INVESTMENTS
P.O. Box 2121
Boston, Massachusetts 02106-2121

SIF-AR-9/95
20 M
[Recycle Logo]

KEYSTONE


[Picture of Sailboats]

STRATEGIC
INCOME FUND

[Keystone Logo]

Annual Report
JULY 31, 1995